Exhibit 10.01

Execution Version

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of June 30, 2023 is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”);  WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.       The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated 5-Year Revolving Credit Agreement dated as of January 28, 2022 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.          The Subsidiary Guarantor is a party to that certain Second Amended and Restated Subsidiary Guaranty Agreement dated as of January 28, 2022 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).

C.           The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D.          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.         Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this First Amendment refer to Sections of the Credit Agreement.

Section 2.             Amendments to the Credit Agreement.

2.1        Amendment to Cover Page.  The cover page to the Credit Agreement is hereby amend and restated in its entirety to read as set forth on Annex I to this First Amendment.

2.2         Amendment to Introductory Paragraph.  The introductory paragraph to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECOND AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT dated as of January 28, 2022, among NUSTAR LOGISTICS, L.P., a Delaware limited partnership, NUSTAR ENERGY L.P., a Delaware limited partnership, the LENDERS party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, TRUIST BANK, MIZUHO BANK, LTD. and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, MUFG BANK, LTD., SUMITOMO MITSUI BANKING CORPORATION, THE BANK OF NOVA SCOTIA, THE TORONTO-DOMINION BANK, NEW YORK BRANCH, BANK OF AMERICA, N.A. and U.S. BANK NATIONAL ASSOCIATOIN, as Co-Documentation Agents.

2.3         Amendments to Section 1.01.

(a)          Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Second Amended and Restated 5-Year Revolving Credit Agreement, as amended by the First Amendment, and as the same may be further amended, modified, supplemented or restated from time to time in accordance herewith.

“Consolidated Debt Coverage Ratio” means, for any day, the ratio of (a) Consolidated Debt as of the last day of the then most recent Rolling Period (or Consolidated Debt as of such day, if such day is the last day of a Rolling Period) over (b) Consolidated EBITDA for such Rolling Period; provided that, solely for purposes of testing compliance with the Consolidated Debt Coverage Ratio pursuant to Section 6.11 as of the last day of each Rolling Period (and not for any other purpose, including testing Pro Forma Compliance with the Consolidated Debt Coverage Ratio pursuant to Section 6.01(f), Section 6.04(f), Section 6.04(g) or Section 6.04(h) or as a condition to the availability of any other baskets), so long as (i) no Loans are then outstanding on such day and (ii) Liquidity is at least $1,000,000,000 on such day, Consolidated Debt shall be reduced by the Available Cash Netting Amount as of such day.

“Consolidated Interest Expense” means, for any Rolling Period, the sum (determined without duplication) of (a) the consolidated interest expense of the MLP and its Restricted Subsidiaries for such Rolling Period, whether paid or accrued, determined in accordance with GAAP, plus (b) all cash dividend payments or other cash distributions in respect of any series of preferred equity of the MLP or its Restricted Subsidiaries made during such Rolling Period, less (c) interest income of the MLP and its Restricted Subsidiaries for such Rolling Period.  Consolidated Interest Expense for any Rolling Period shall be calculated by the Borrower in good faith on a pro forma basis to give effect to any Indebtedness permanently repaid or extinguished, or any Indebtedness assumed or incurred, in each case at any time during such Rolling Period in connection with acquisitions, Investments (other than Joint Venture Interests), sales or other transfers of property (including any contributions of assets to joint ventures not otherwise prohibited hereby, but excluding any dispositions in the ordinary course of business) by the MLP and its Restricted Subsidiaries during such Rolling Period, in each case as if such repayment, extinguishment, assumption or incurrence had been effected on the first day of such Rolling Period; provided that any such pro forma adjustment with respect to a repayment or extinguishment of Indebtedness shall be permitted only if (x) the aggregate amount of Indebtedness of the MLP and its Restricted Subsidiaries on the last day of the fiscal quarter in which such repayment or extinguishment of Indebtedness occurred is less than or equal to (y) the aggregate amount of Indebtedness of the MLP and its Restricted Subsidiaries on the last day of the fiscal quarter immediately preceding the quarter in which such repayment or extinguishment of Indebtedness occurred.  For purposes of any such pro forma adjustment with respect to any Indebtedness assumed or incurred that bears a floating rate of interest, the interest expense for the portion of the Rolling Period prior to the date on which such Indebtedness was assumed or incurred shall be calculated using the interest rate in effect on the last day of the Rolling Period.

“Maturity Date” means January 27, 2027, and for any Lender agreeing to extend its Maturity Date pursuant to Section 2.19, January 27 in each year thereafter pursuant to which the Maturity Date has been extended, but in no event later than January 27, 2029.

“Sanctioned Country” means, at any time, a country or territory which is itself, or whose government is, the subject or target of any Sanctions broadly restricting or prohibiting dealing with such country, territory or government (defined, as of the First Amendment Effective Date, as the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea, Syria and Venezuela and as may be amended from time to time).

“Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States (including by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the U.S. Department of Commerce), or by the United Nations Security Council, the European Union or any EU member state, or His Majesty’s Treasury, (b) any Person located, operating, organized or resident in a Sanctioned Country or (c) any Person directly or indirectly owned or controlled by any such Person or Persons.

“Sanctions” means economic or financial sanctions or trade embargoes or restricted measures imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

(b)          Each of the following definitions is hereby added where alphabetically appropriate:

“5.625% Senior Notes” means the Borrower’s 5.625% Senior Notes due 2027 issued pursuant to the Specified Existing Notes Indenture.

“5.750% Senior Notes” means the Borrower’s 5.750% Senior Notes due 2025 issued pursuant to the Specified Existing Notes Indenture.

“6.000% Senior Notes” means the Borrower’s 6.000% Senior Notes due 2026 issued pursuant to the Specified Existing Notes Indenture.

“6.375% Senior Notes” means the Borrower’s 6.375% Senior Notes due 2030 issued pursuant to the Specified Existing Notes Indenture.

“First Amendment” means that certain First Amendment to Second Amended and Restated 5-Year Revolving Credit Agreement dated as of June 30, 2023 among the Borrower, the MLP, the Subsidiary Guarantor, the Administrative Agent, and the Lenders party thereto.

“First Amendment Effective Date” has the meaning given to such term in the First Amendment.

“Specified Existing Notes Indenture” means that certain Indenture, dated as of July 15, 2002, among the Borrower, as issuer, the MLP and the Affiliate Guarantor and Wells Fargo Bank, National Association, as trustee.

“Specified Existing Unsecured Debt” means the collective reference to the 5.625% Senior Notes, the 5.750% Senior Notes, the 6.000% Senior Notes, the 6.375% Senior Notes, the Go-Zone Bonds and the Subordinated Notes.

“Subordinated Notes” means the Borrower’s 7.625% Fixed-to-Floating Rate Subordinated Notes due 2043 issued pursuant to the Subordinated Notes Indenture.

“Subordinated Notes Indenture” means that certain Indenture, dated as of January 22, 2013, among the Borrower, as issuer, the MLP and the Affiliate Guarantor and Wells Fargo Bank, National Association, as trustee.

2.4         Amendment to Section 4.02.  Section 4.02 is hereby amended by (i) adding a new clause (f) to the end thereof to read as follows:

(f)          In the case of a Borrowing of Revolving Loans, the proceeds of which will be used, directly or indirectly, to (i) Redeem any Specified Existing Unsecured Debt or any other unsecured Indebtedness of the MLP, the Borrower or any other Loan Party incurred in reliance on Section 6.01(f) or (ii) redeem, prepay, repay, defease or acquire or retire for value any Series D Preferred Units (each of the actions described in the foregoing clauses (i) and (ii), a “Subject Redemption”), (A) both before and immediately after giving effect to such Borrowing and such Subject Redemption, Liquidity shall not be less than 15% of the Commitments at such time and (B) the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer setting forth in reasonable detail the calculations demonstrating that Liquidity shall not be less than 15% of the Commitments both before and immediately after giving effect to such Borrowing and such Subject Redemption.

and (ii) by replacing the phrase “specified in paragraphs (a) through (d)” contained therein with “specified in paragraphs (a) through (d) and (f)”.

Section 3.            Assignment and Reallocation of Commitments and Loans.

3.1       As used in this First Amendment, (i) the term “Existing Lenders” means the collective reference to each Lender party to the Credit Agreement immediately prior to the First Amendment Effective Date; (ii) the term “Exiting Lenders” means the collective reference to each of Comerica Bank, Regions Bank and Royal Bank of Canada; and (iii) the term “Continuing Lender” means the collective reference to each Existing Lender other than the Exiting Lenders.

3.2        Effective as of the First Amendment Effective Date, immediately prior to giving effect to the amendments contained in Section 2 of this First Amendment: (a) each Existing Lender has, in consultation with the Borrower, agreed to (i) reallocate its respective Commitment and (ii) allow each Exiting Lender to sell and assign its Commitments and Loans (and participations in Letters of Credit and LC Disbursements) under the Credit Agreement; and (b) for an agreed consideration, each Existing Lender (an “Assignor”) hereby irrevocably sells and assigns to each Continuing Lender (an “Assignee”), and such Assignee hereby irrevocably purchases and assumes from such Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the First Amendment Effective Date, (i) all of such Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and the other Loan Documents and any other documents or instruments delivered pursuant thereto, in each case, to the extent related to an amount and percentage interest of all of such outstanding rights and obligations of such Assignor under the Credit Agreement, to the extent necessary so that, after giving effect thereto, each Continuing Lender shall have the Commitment set forth for such Continuing Lender on Schedule 2.01 attached to this First Amendment, which Schedule 2.01 supersedes and replaces Schedule 2.01 to the Credit Agreement (and Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.01 attached hereto) (and for the avoidance of doubt, the Commitment of each Exiting Lender shall be $0); and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement and the other Loan Documents and any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”; and the sales and assignments and purchases and assumptions of the Assigned Interests described in this clause (b) being referred to herein collectively as the “Assignment and Reallocation”).  Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Section 3, without representation or warranty by any Assignor.  On the First Amendment Effective Date, after giving effect to the Assignment and Reallocation, each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents but shall continue to be entitled to the benefits of Section 2.13, Section 2.14, Section 2.15 and Section 10.03 of the Credit Agreement. Each of the Administrative Agent, each Issuing Bank, each Existing Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation, including each Existing Lender’s assignment of its Commitment, Loans and participations in Letters of Credit to the extent effected by the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Existing Lender (including each Exiting Lender) shall be deemed to have sold and assigned its Assigned Interest and each Continuing Lender shall be deemed to have acquired such Assigned Interest pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit A to the Credit Agreement (the “Assignment Agreement”), as if each Lender had executed such Assignment Agreement with respect to such Assigned Interest, pursuant to which (i) each Continuing Lender shall be an “Assignee”, (ii) each Existing Lender (including each Exiting Lender) shall be an “Assignor” and (iii) the term “Effective Date” shall be the First Amendment Effective Date, as defined herein. On the First Amendment Effective Date, after giving effect to the Assignment and Reallocation, the Administrative Agent shall take the actions specified in Section 10.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. Notwithstanding anything to the contrary in Section 10.04(b)(ii)(C), no Lender shall be required to pay a processing and recordation fee of $3,500 to the Administrative Agent in connection with the Assignment and Reallocation.

Section 4.          Conditions Precedent.  This First Amendment shall not become effective until the date  on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “First Amendment Effective Date”):

4.1        The Administrative Agent shall have received from each Existing Lender (including each Exiting Lender), the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

4.2        The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the First Amendment Effective Date, including to the extent invoiced within one Business Day prior to the First Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement on the First Amendment Effective Date.

4.3        The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of (i) J. Stephen Gilbert, in-house counsel of the MLP and (ii) Sidley Austin LLP, in each case, covering such other matters relating to the Borrower, the General Partner, the Guarantors, this Amendment, and the Credit Agreement as the Lenders shall reasonably request.  The Borrower hereby requests each such counsel to deliver their opinion to the Administrative Agent and the Lenders

4.4        The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the General Partner, the MLP, the Guarantors, the authorization of this First Amendment, and any other legal matters relating to the Borrower, the General Partner, the MLP, the Guarantors or this First Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel.

4.5       The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the President, Vice President or a Financial Officer of each of the Borrower and the MLP, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

4.6       (a) The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the Patriot Act and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the First Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification at least five days prior to the First Amendment Effective Date (provided that, upon the execution and delivery by such Lender of its signature page to this First Amendment, the condition set forth in this clause (b) shall be deemed to be satisfied).

4.7        The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective (and the First Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 10.02.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.            Miscellaneous.

5.1        Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

5.2        Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

5.3        Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4       Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This First Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent and the Lenders constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4 of this First Amendment, this First Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other required parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.5       NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6        GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

By:	/s/ Christopher C. Russell
Name:	Christopher C. Russell
Title:	Vice President and Treasurer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

By:	/s/ Christopher C. Russell
Name:	Christopher C. Russell
Title:	Vice President and Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NuStar Pipeline Company, LLC, its General Partner

By:	/s/ Christopher C. Russell
Name:	Christopher C. Russell
Title:	Vice President and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank and a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender and an Issuing Bank

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender and an Issuing Bank

By:	/s/ Thomas Magness
Name:	Thomas Magness
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

TRUIST BANK, as a Lender and an Issuing Bank

By:	/s/ James Giordano
Name: James Giordano
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Tommy Nguyen
Name: Tommy Nguyen
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MUFG BANK, LTD., FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender and an Issuing Bank

By:	/s/ Todd Vaubel
Name: Todd Vaubel
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as an Exiting Lender

By:	/s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and an Issuing Bank

By:	/s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Prigge
Name: John Prigge
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender and an Issuing Bank

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Gabriel Juarez
Name:	Gabriel Juarez
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as an Exiting Lender

By:	/s/ John Smithson
Name:	John Smithson
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, as a Lender

By:	/s/ Philip R. Rosenfeld
Name: Philip R. Rosenfeld
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender and an Issuing Bank

By:	/s/ Jonathan Schwartz
Name: Jonathan Schwartz
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

REGIONS BANK, as an Exiting Lender

By:	/s/ Michael Kolosowsky
Name: Michael Kolosowsky
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SCHEDULE 2.01

Commitments

LENDER	COMMITMENT
Wells Fargo Bank, National Association	$83,000,000.00
Bank of America, N.A.	$83,000,000.00
Mizuho Bank, Ltd.	$83,000,000.00
MUFG Bank, Ltd.	$83,000,000.00
PNC Bank, National Association	$83,000,000.00
Sumitomo Mitsui Banking Corporation	$83,000,000.00
The Toronto-Dominion Bank, New York Branch	$83,000,000.00
The Bank of Nova Scotia	$83,000,000.00
Truist Bank	$83,000,000.00
U.S. Bank National Association	$83,000,000.00
Barclays Bank PLC	$70,000,000.00
Citibank, N.A.	$70,000,000.00
Frost Bank	$30,000,000.00
TOTAL:	$1,000,000,000.00

ANNEX I

AMENDED AND RESTATED COVER PAGE

[see attached]

SECOND AMENDED AND RESTATED
5-YEAR REVOLVING CREDIT AGREEMENT

dated as of January 28, 2022

among

NUSTAR LOGISTICS, L.P.,

NUSTAR ENERGY L.P.,

The Lenders Party Hereto,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

TRUIST BANK,
MIZUHO BANK, LTD.,
PNC BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents,

and

MUFG BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA,
THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
BANK OF AMERICA, N.A.,
U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agents

Joint Bookrunners and Joint Lead Arrangers
WELLS FARGO SECURITIES, LLC, TRUIST SECURITIES, INC.,
MIZUHO BANK, LTD., PNC CAPITAL MARKETS LLC, MUFG BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION, TD SECURITIES (USA) LLC, THE BANK
OF NOVA SCOTIA, BOFA SECURITIES, INC. AND U.S. BANK NATIONAL ASSOCIATION